UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

GOVERNMENT SECURITIES FUND

FORM N-Q

MARCH 31, 2010

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 61.5%
FHLMC - 5.8%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$16,204	$17,979
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	725,381	817,803
Federal Home Loan Mortgage Corp. (FHLMC)	3.202%	2/1/32	182,631	187,691	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.233%	4/1/32	1,210,805	1,242,949	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.277%	5/1/32	500,205	514,320	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.752%	7/1/32	264,517	272,363	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	1,506,689	1,566,371
Federal Home Loan Mortgage Corp. (FHLMC)	3.355%	4/1/34	1,977,507	2,026,720	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.175%	12/1/36	463,707	490,812	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.126%	1/1/37	704,990	752,943	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.779%	2/1/37	245,353	260,114	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.151%	2/1/37	510,744	538,405	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.741%	4/1/37	1,120,390	1,186,053	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.619%	5/1/37	997,145	1,054,135	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.762%	5/1/37	374,421	397,310	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.845%	5/1/37	405,471	429,331	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.556%	12/1/37	944,312	998,726	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	7/1/10-1/1/32	1,792,935	1,945,369
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	5/1/11-7/1/32	2,305,401	2,581,422
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	3,822,819	4,165,299
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	5,620	6,147
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/21-11/1/35	6,465,963	6,940,863
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	6,154,669	6,398,468

Total FHLMC				34,791,593

FNMA - 45.0%
Federal National Mortgage Association (FNMA)	7.000%	5/1/11-6/1/32	2,537,250	2,850,703
Federal National Mortgage Association (FNMA)	12.500%	9/1/15-1/1/16	5,712	6,515
Federal National Mortgage Association (FNMA)	12.000%	1/1/16	20,874	24,378
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-6/1/38	53,132,937	56,220,437
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-2/1/36	10,402,083	11,365,714
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-7/1/38	48,656,950	50,512,038
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	342,431	392,790
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	507	566
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	6,430	7,399
Federal National Mortgage Association (FNMA)	4.500%	4/19/25-4/13/40	22,150,000	22,215,875	(b)
Federal National Mortgage Association (FNMA)	5.000%	4/19/25	700,000	738,391	(b)
Federal National Mortgage Association (FNMA)	7.500%	8/1/28-4/1/32	1,216,712	1,378,830
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-12/1/37	102,670,644	109,455,685
Federal National Mortgage Association (FNMA)	3.053%	6/1/32	92,425	95,047	(a)
Federal National Mortgage Association (FNMA)	2.121%	1/1/35	1,815,819	1,882,339	(a)
Federal National Mortgage Association (FNMA)	2.892%	1/1/35	1,143,021	1,168,616	(a)
Federal National Mortgage Association (FNMA)	2.041%	2/1/35	626,023	644,518	(a)
Federal National Mortgage Association (FNMA)	2.131%	2/1/35	871,754	895,889	(a)
Federal National Mortgage Association (FNMA)	3.561%	9/1/35	344,811	358,851	(a)
Federal National Mortgage Association (FNMA)	5.815%	6/1/36	736,124	774,182	(a)
Federal National Mortgage Association (FNMA)	5.714%	7/1/37	1,193,063	1,252,755	(a)
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-4/1/38	8,682,074	8,715,235
Federal National Mortgage Association (FNMA)	6.500%	4/13/40	1,100,000	1,192,297	(b)

Total FNMA				272,149,050

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited) (continued)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 10.7%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	$168,673	$195,522
Government National Mortgage Association (GNMA)	7.000%	2/15/28-11/15/31	2,579,316	2,899,727
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	452,141	512,141
Government National Mortgage Association (GNMA)	6.500%	10/15/31-9/20/36	16,067,459	17,438,246
Government National Mortgage Association (GNMA)	6.000%	11/15/32-11/15/37	2,208,016	2,390,553
Government National Mortgage Association (GNMA)	5.000%	5/15/33-9/15/33	18,390,275	19,270,377
Government National Mortgage Association (GNMA)	4.000%	4/20/40	5,000,000	4,878,823	(b)
Government National Mortgage Association (GNMA)	4.500%	4/20/40	3,900,000	3,943,268	(b)
Government National Mortgage Association (GNMA)	5.000%	4/20/40	12,800,000	13,276,006	(b)
Government National Mortgage Association (GNMA)	6.000%	4/20/40	200,000	213,922	(b)

Total GNMA				65,018,585

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $354,726,887)				371,959,228
ASSET-BACKED SECURITIES - 4.0%
FINANCIALS - 4.0%
Credit Cards - 0.3%
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.400%	9/15/18	2,599,351	1,949,513	(a)(c)

Home Equity - 3.5%
Aames Mortgage Investment Trust, 2005-3 A1	0.396%	8/25/35	56,286	55,863	(a)(c)
ACE Securities Corp., 2004-OP1 M1	0.766%	4/25/34	1,451,111	1,086,194	(a)
ACE Securities Corp., 2005-SD3 A	0.646%	8/25/45	288,962	265,902	(a)
ACE Securities Corp., 2006-GP1 A	0.376%	2/25/31	196,871	161,111	(a)
ACE Securities Corp., 2006-SD1 A1B	0.596%	2/25/36	676,254	585,318	(a)
ACE Securities Corp., 2006-SL2 A	0.416%	1/25/36	1,243,716	74,945	(a)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.616%	8/25/34	346,564	337,601	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,434,031	1,253,586
Bayview Financial Acquisition Trust, 2006-B 2A4	0.517%	4/28/36	1,134,737	738,734	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.596%	9/25/34	33,812	32,993	(a)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	134,101	98,318	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.576%	7/25/36	1,436,788	622,520	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.146%	10/25/47	1,665,327	1,116,359	(a)
Countrywide Home Equity Loan Trust, 2004-I A	0.520%	2/15/34	940,927	459,834	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.370%	7/15/36	313,567	155,735	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4F1B	0.490%	5/15/34	2,720,571	600,430	(a)(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	8/15/37	342,983	253,370	(a)
EMC Mortgage Loan Trust, 2006-A A1	0.696%	12/25/42	2,209,376	1,662,335	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.456%	11/25/36	630,762	250,900	(a)
GSAMP Trust, 2003-SEA A1	0.646%	2/25/33	242,149	150,098	(a)
GSAMP Trust, 2004-AR1 A2B	0.846%	6/25/34	1,377,559	1,086,135	(a)
GSAMP Trust, 2006-S4 A1	0.336%	5/25/36	134,508	11,165	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.376%	6/25/36	427,298	41,928	(a)
Lehman XS Trust, 2005-5N 3A1A	0.546%	11/25/35	710,677	441,184	(a)
Lehman XS Trust, 2006-GP4 3A1A	0.316%	8/25/46	601,646	583,266	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.071%	9/25/31	967,953	555,350	(a)
Merrill Lynch First Franklin Mortgage Loan Trust, 2007-H1 2A1	1.746%	10/25/37	1,946,811	1,313,706	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited) (continued)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - continued
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.396%	3/25/36	$755,488	$186,920	(a)
New Century Home Equity Loan Trust, 2003-B M2	1.896%	11/25/33	54,228	43,556	(a)
Novastar Home Equity Loan, 2003-2 A2	0.926%	9/25/33	1,369,582	1,142,231	(a)
RAAC Series, 2006-RP2 A	0.496%	2/25/37	147,633	93,494	(a)(c)
RAAC Series, 2006-RP3 A	0.516%	5/25/36	2,007,621	1,144,082	(a)(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.746%	12/25/33	919,866	737,284	(a)
Residential Funding Securities Corp., 2003-RP2 A1	0.696%	6/25/33	278,505	223,598	(a)(c)
SACO I Trust, 2006-4 A1	0.416%	3/25/36	823,219	149,347	(a)
SACO I Trust, 2006-6 A	0.376%	6/25/36	1,237,762	228,195	(a)
SACO I Trust, 2006-7 A1	0.376%	7/25/36	271,066	38,183	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.926%	1/25/33	446,368	352,824	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.356%	2/25/36	853,101	40,517	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.676%	3/25/37	538,268	304,122	(a)(c)(d)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.506%	3/25/36	4,541,868	2,339,062	(a)(c)(d)

Total Home Equity				21,018,295

Student Loan - 0.2%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	1,030,000	1,084,949	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $40,624,156)				24,052,757

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.516%	2/25/36	1,183,394	725,893	(a)
Adjustable Rate Mortgage Trust, Whole Loan, 2005-3 7A1	3.560%	7/25/35	9,415,894	6,921,492	(a)
American Home Mortgage Assets, 2006-3 3A12	0.436%	10/25/46	2,239,154	1,184,606	(a)
American Home Mortgage Assets, 2006-6 A1A	0.436%	12/25/46	1,673,220	861,530	(a)
Banc of America Funding Corp., 2005-H 1A1	3.577%	11/20/35	2,855,396	1,947,301	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.926%	9/25/34	495,479	382,130	(a)
Bear Stearns ARM Trust, 2005-12 11A1	3.531%	2/25/36	246,465	153,709	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.496%	6/25/38	1,254,990	589,845	(a)(c)
Countrywide Alternative Loan Trust, 2004-6CB A	0.536%	5/25/34	1,363,119	966,228	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.506%	6/25/35	563,137	329,021	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.791%	7/20/35	136,617	74,623	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.470%	7/20/35	1,491,724	838,362	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.576%	10/25/35	577,538	325,404	(a)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.559%	11/20/35	148,848	78,691	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.620%	11/20/35	148,848	33,517	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.516%	1/25/36	98,830	59,968	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.546%	1/25/36	808,320	420,949	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.436%	9/25/46	968,078	461,245	(a)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.440%	7/20/46	575,333	227,292	(a)
Countrywide Home Loan, 2003-HYB1 1A1	3.603%	5/19/33	163,181	148,195	(a)
Countrywide Home Loan, 2003-J10 1A2	5.250%	11/25/33	890,478	868,155
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.546%	5/25/35	354,150	210,324	(a)
Countrywide Home Loans, 2004-R1 1AF	0.646%	11/25/34	825,197	661,562	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.666%	11/25/34	411,845	332,834	(a)(c)
Countrywide Home Loans, 2005-R1 1AF1	0.606%	3/25/35	188,502	150,819	(a)(c)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	2,326,229	1,967,554	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.666%	7/25/36	1,579,906	1,197,225	(a)(c)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	605,810	551,966
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.172%	6/26/35	2,020,000	1,664,288	(a)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.779%	2/25/48	2,000,000	2,005,620	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	117,086

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited) (continued)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	$844,664	$68,660	(e)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.346%	9/25/46	150,731	145,771	(a)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.832%	6/25/34	3,067,344	2,629,075	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.596%	1/25/35	2,553,625	2,117,722	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	330,325	263,396	(a)(c)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.437%	9/19/46	951,849	513,004	(a)
IMPAC CMB Trust, 2004-10 3A1	0.946%	3/25/35	990,841	735,098	(a)
IMPAC CMB Trust, 2004-6 1A2	1.026%	10/25/34	355,236	292,004	(a)
IMPAC CMB Trust, 2004-7 1A1	0.986%	11/25/34	1,107,414	813,777	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.046%	11/25/34	192,715	172,668	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.566%	3/25/36	679,491	333,230	(a)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.446%	5/25/36	91,214	38,018	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.573%	3/25/35	407,050	273,415	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.256%	10/25/35	1,457,604	1,087,897	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.436%	5/25/46	382,011	196,037	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.935%	12/25/34	28,083	19,691	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.456%	4/25/46	331,689	176,236	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.446%	5/25/47	421,729	213,622	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.780%	5/25/36	1,350,788	1,290,685	(a)(c)(d)
Morgan Stanley Capital I, 1999-LIFE E	7.035%	4/15/33	814,077	810,134	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.878%	8/25/34	468,245	360,913	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.316%	6/25/36	77,235	39,902	(a)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	147,072	140,444	(c)
Nomura Asset Acceptance Corp., 2004-R2 A1	6.500%	10/25/34	224,439	212,890	(a)(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.436%	9/25/46	663,724	366,555	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.746%	2/25/35	857,017	655,919	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,989,224	2,522,729	(c)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	3.652%	5/25/35	108,617	87,174	(a)
Puma Finance Ltd., S1 A	0.650%	8/9/35	56,710	54,566	(a)(c)
Structured ARM Loan Trust, 2004-10 3A2	2.839%	8/25/34	3,018,825	2,722,581	(a)
Structured ARM Loan Trust, 2004-17 A1	1.938%	11/25/34	182,764	144,270	(a)
Structured ARM Loan Trust, 2005-11 3A	4.939%	5/25/35	3,269,670	2,475,958	(a)
Structured ARM Loan Trust, 2005-2 A2	0.496%	2/25/35	452,527	306,860	(a)
Structured ARM Loan Trust, 2005-5 A3	0.476%	5/25/35	207,246	185,441	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.426%	7/25/46	436,837	234,971	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.436%	7/25/46	327,628	163,032	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.730%	9/25/33	1,558,904	1,394,556	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.596%	3/25/35	503,325	403,859	(a)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.596%	4/25/35	1,945,219	1,564,168	(a)(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.596%	6/25/35	752,478	598,138	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.146%	3/25/44	78,305	73,747	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.201%	9/25/37	160,549	143,154	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.192%	9/25/37	165,165	141,348	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1	0.480%	3/16/30	3,532,367	1,078,790	(a)(c)(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.566%	8/25/45	2,244,227	1,738,959	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited) (continued)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.536%	10/25/45	$176,941	$136,678	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.526%	11/25/45	342,431	229,994	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.516%	12/25/45	1,312,441	1,003,629	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.536%	12/25/45	142,678	95,806	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.451%	7/25/46	528,438	316,284	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.884%	6/25/33	298,752	284,421	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $73,679,060)				58,525,310

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.5%
U.S. Government Obligations - 10.5%
U.S. Treasury Bonds	4.500%	8/15/39	6,870,000	6,635,994
U.S. Treasury Bonds	4.375%	11/15/39	4,420,000	4,181,046
U.S. Treasury Bonds	4.625%	2/15/40	6,880,000	6,783,253
U.S. Treasury Notes	1.000%	12/31/11	1,090,000	1,092,512
U.S. Treasury Notes	2.375%	10/31/14	8,810,000	8,801,058
U.S. Treasury Notes	2.625%	12/31/14	1,400,000	1,410,501
U.S. Treasury Notes	2.250%	1/31/15	5,270,000	5,214,423
U.S. Treasury Notes	3.000%	9/30/16	14,620,000	14,487,514
U.S. Treasury Notes	3.125%	10/31/16	920,000	917,126
U.S. Treasury Notes	3.125%	1/31/17	6,110,000	6,068,476
U.S. Treasury Notes	3.000%	2/28/17	3,880,000	3,820,287
U.S. Treasury Notes	3.750%	11/15/18	60,000	60,474
U.S. Treasury Notes	3.375%	11/15/19	4,070,000	3,928,506
U.S. Treasury Notes	3.625%	2/15/20	60,000	58,997

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $64,830,214)				63,460,167

U.S. TREASURY INFLATION PROTECTED SECURITY - 0.4%
U.S. Treasury Bonds, Inflation Indexed (Cost -$2,587,208)	2.125%	2/15/40	2,636,365	2,620,918

	RATE		SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		81,075	102,965	*(a)
Federal National Mortgage Association (FNMA)	8.250%		58,275	74,009	*(a)

TOTAL PREFERRED STOCKS (Cost - $3,483,749)				176,974

	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.00	5/21/10	195	33,516
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00	5/21/10	16	2,750
U.S. Treasury 30-Year Bonds Futures, Call @ $122.00	4/23/10	53	828
U.S. Treasury 30-Year Bonds Futures, Call @ $123.00	4/23/10	53	828

TOTAL PURCHASED OPTIONS (Cost - $91,905)			37,922

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $540,023,179)			520,833,276

SHORT-TERM INVESTMENTS - 21.3%
U.S. Government Agency - 0.4%
Federal National Mortgage Association (FNMA), Discount Notes (Cost -$2,442,240)	0.180%	8/23/10	$2,444,000	2,442,045	(f)(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of Investments (unaudited) (continued)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 14.5%
U.S. Treasury Bills	0.165%	4/29/10	$50,000,000	$49,993,583	(f)
U.S. Treasury Bills	0.152%	6/17/10	25,000,000	24,992,775	(f)
U.S. Treasury Bills	0.241 - 0.261%	11/18/10	12,610,000	12,590,013	(f)

Total U.S. Government Obligations (Cost - $87,575,558)				87,576,371

Repurchase Agreement - 6.4%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $38,449,011; (Fully collateralized by various U.S. government agency obligations, 0.000% due 4/13/10 to 5/5/10; Market value - $39,416,349) (Cost - $38,449,000)	0.010%	4/1/10	38,449,000	38,449,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $128,466,798)				128,467,416

TOTAL INVESTMENTS - 107.4% (Cost - $668,489,977#)				649,300,692
Liabilities in Excess of Other Assets - (7.4)%				(44,681,014)

TOTAL NET ASSETS - 100.0%				$604,619,678

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	34	$22,525
Eurodollar Futures, Call	9/13/10	99.25	57	40,256
Eurodollar Futures, Put	9/13/10	98.75	57	2,850
U.S. Treasury 30-Year Bonds Futures, Put	4/23/10	112.00	53	4,969

TOTAL WRITTEN OPTIONS (Premiums received - $86,512)				$70,600

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Government Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$371,959,228	—	$371,959,228
Asset-backed securities	—	21,713,695	$2,339,062	24,052,757
Collateralized mortgage obligations	—	57,234,625	1,290,685	58,525,310
U.S. government & agency obligations	—	63,460,167	—	63,460,167
U.S. treasury inflation protected security	—	2,620,918	—	2,620,918
Preferred stocks	$176,974	—	—	176,974
Purchased options	37,922	—	—	37,922

Total long-term investments	$214,896	$516,988,633	$3,629,747	$520,833,276

Short-term investments†	—	128,467,416	—	128,467,416

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Total investments	$214,896	$645,456,049	$3,629,747	$649,300,692

Other financial instruments:
Written options	$(70,600)	—	—	$(70,600)
Futures contracts	57,150	—	—	57,150
Interest rate swaps‡	—	$277,294	—	277,294

Total other financial instruments	$(13,450)	$277,294	—	$263,844

Total	$201,446	$645,733,343	$3,629,747	$649,564,536

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2009	—	—	—
Accrued premiums/discounts	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—
Net purchases (sales)	—	—	—
Transfers into Level 3	$2,339,062	$1,290,685	$3,629,747
Transfers out of Level 3	—	—	—

Balance as of March 31, 2010	$2,339,062	$1,290,685	$3,629,747

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	—	—	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,683,654
Gross unrealized depreciation	(37,872,939)

Net unrealized depreciation	$(19,189,285)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Ultra Long Term U.S. Treasury Bonds	32	6/10	$3,822,604	$3,839,000	$16,396
U.S. Treasury 5-Year Notes	447	6/10	51,449,547	51,335,156	(114,391)
U.S. Treasury 10-Year Notes	385	6/10	44,604,369	44,756,250	151,881

Notes to Schedule of Investments (unaudited) (continued)

U.S. Treasury 30-Year Bonds	3	6/10	345,111	348,375	$3,264

Net Unrealized Gain on Open Futures Contracts					$57,150

At March 31, 2010, the Fund held TBA securities with a total cost of $46,599,355.

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	262	$133,261
Options written	273	92,619
Options closed	(279)	(112,047)
Options exercised	(55)	(27,321)

Written options, outstanding March 31, 2010	201	$86,512

At March 31, 2010, the Fund had the following open swap contract:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND ‡	PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swap:
Barclays Capital Inc.	$16,200,000	3/17/20	3.600%	3-Month LIBOR	$12,938	$264,356

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$171,541	$(114,391)	$(70,600)	$37,922	$277,294	$301,766
Other Contracts	—	—	—	—	—	—

Total	$171,541	$(114,391)	$(70,600)	$37,922	$277,294	$301,766

During the period ended March 31, 2010, the Fund had average market values of $182,002,114, $3,040,309, $143,152 and $9,481 in futures contracts (to buy), futures contracts (to sell), written options and purchased options, respectively. In addition, the Fund had an average notional balance of $41,475,000 in interest rate swaps.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, there were no swap positions with credit related contingent features having a total value in a net liability position. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: May 27, 2010